Exhibit (a)(1)(iv)

Form of Notice of Withdrawal of Tender

ONLY COMPLETE THIS FORM IF YOU WISH TO CANCEL THE TENDER THAT YOU PREVIOUSLY SUBMITTED IN YOUR LETTER OF TRANSMITTAL.

NOTICE OF WITHDRAWAL OF TENDER

Regarding Interests

In

A&Q LONG/SHORT STRATEGIES FUND LLC

Tendered Pursuant to the Offer to Purchase
Dated October 3, 2022

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
RECEIVED BY BNY MELLON INVESTMENT
SERVICING (US) INC. EITHER BY MAIL OR
BY FAX BY THE END OF THE DAY ON
MONDAY, OCTOBER 31, 2022, AT 12:00 MIDNIGHT,
NEW YORK TIME, UNLESS THE OFFER IS EXTENDED.

Complete This Notice Of Withdrawal And Fax Or Mail To:

UBS Hedge Funds
c/o BNY Mellon TA Alternative Investment UBH Funds
P.O. Box 9697
Providence, Rhode Island 02940-9697

Starting October 10, 2022:

Regular Mail: UBS Hedge Funds c/o BNY Mellon TA Alternative Investment UBH Funds P.O. Box 534412 Pittsburgh, Pennsylvania 15253-4412	Overnight Delivery: UBS Hedge Funds c/o BNY Mellon TA Alternative Investment UBH Funds P.O. Box 534412 AIM 154-0520 500 Ross Street Pittsburgh, Pennsylvania 15262

For additional information:

Phone:    (877) 431-1973

Fax:         (833) 257-1594

To assure good delivery, please send this Notice of Withdrawal to BNY Mellon Investment Servicing (US) Inc. and not to your Financial Advisor.

A&Q LONG/SHORT STRATEGIES FUND LLC

You are responsible for confirming that this Notice is received by BNY Mellon Investment
Servicing (US) Inc. To assure good delivery, please send this page to BNY Mellon
Investment Servicing (US) Inc. and not to your Financial Advisor.
If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

UBS Financial Services Brokerage Account # (if applicable):

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:

Signature:
	(Signature of Owner(s) Exactly as Appeared on Investor Certification)	/	Date

Print Name of Investor:

Joint Tenant Signature:
(If joint tenants, both must sign.)	(Signature of Owner(s) Exactly as Appeared on Investor Certification)	/	Date

Print Name of Joint Tenant:

FOR OTHER INVESTORS:

Print Name of Investor:

Signature:
	(Signature of Owner(s) Exactly as Appeared on Investor Certification)	/	Date

Print Name of Signatory and Title:

Co-Signatory if necessary:
	Signature of Owner(s) Exactly as Appeared on Investor Certification)	/	Date

Print Name of Co-Signatory and Title: